Exhibit 99.1

Access National Announces Third Quarter 2017 Earnings

RESTON, Va.--(BUSINESS WIRE)--October 25, 2017--Access National Corporation (NASDAQ: ANCX) (the “Corporation” or “Access”), parent company for Access National Bank (the “Bank”) and Middleburg Investment Group, reported third quarter 2017 net income of $7.0 million, or $0.34 per diluted share. Excluding merger related one-time charges and impairment charges, net income was $8.62 million or $0.42 per diluted share. This represents the Corporation’s 69th consecutive quarterly profit over its 71 quarter history. Consistent with management’s stated objective of a 40% to 50% dividend payout ratio against core earnings, the Board of Directors declared a dividend of $0.15 per share for common shareholders of record as of November 9, 2017 and payable on November 24, 2017.

Highlights

  Strategic merger with Middleburg Financial Corporation (NASDAQ: MBRG) closed on schedule April 1, 2017 and data/office integrations completed on schedule as of August 4, 2017;
  Reported third quarter earnings of $7.0 million or $0.34 per diluted share. Excluding $993 thousand in pre-tax merger related costs ($646 thousand after-tax and $0.03 per diluted share) and $1.5 million of pre-tax impairment charges ($969 thousand after-tax and $0.05 per diluted share), earnings were $8.6 million or $0.42 per diluted share;
  Tangible book value1 per common share was $11.64 at September 30, 2017, an increase of $0.32 from the prior period after considering merger costs;
  Loans held for investment were $1.97 billion at September 30, 2017 compared to $967 million at September 30, 2016, a year-over-year growth of 204.0%. Linked quarter growth was $43.0 million or 8.9% annualized; and
  Non-interest bearing demand deposits of $711 million were 31.1% of total deposits at September 30, 2017 compared to $410 million at September 30, 2016, a year-over-year growth of 173.5%.

The transformative combination of Access National with Middleburg Financial continues on a successful progression. “While the recent quarter contained many integration related distractions, we are pleased to report meaningful organic growth in loans and core deposits that generate long-term value. The positive migration of the acquired customer base is best reflected in the deposit growth and composition. We will continue to sharpen our retail focus on the consumer market that values a relationship based approach to private banking,” said Michael Clarke, President and Chief Executive Officer of Access. He continued, “While realization of expected cost savings is choppy, we remain confident in fulfilling our objectives for 2017 and 2018 such that we meet or exceed EPS accretion estimates in 2018 and beyond.”

Third quarter 2017 pre-tax earnings were $9.4 million, up $3.5 million from second quarter 2017, and included pre-tax merger related costs of $993 thousand. The commercial banking segment’s net interest income grew $294 thousand when compared to the second quarter of 2017 while other revenues grew by $274 thousand due mainly to an increase in miscellaneous loan fees. An increase in the commercial banking segment’s other expense of $802 thousand when compared to the second quarter of 2017 was due mainly to accelerated amortization on abandoned leasehold improvements related to branch restructuring, and was complimented by a decrease in salaries and employee benefits of $906 thousand when compared to the second quarter of 2017.

The earnings and balance sheet impact of departed wealth services personnel and loss of select underpriced accounts was reflected in the current quarter’s financial results. When comparing the third quarter of 2017 to the second quarter of 2017, the wealth services segment saw a $206 thousand decrease in revenue as well as a $359 thousand decrease in salaries and employee benefits which was offset by an increase in operating expenses of $1.4 million due to a $1.5 million impairment of goodwill connected with the unprofitable operations of the legacy Access segment. While management believes the full impact from these changes is reflected in this reporting period, continued analysis of goodwill impairment will be made to determine if the complete write-off remains warranted and will make any recapture adjustments in the fourth quarter. According to Access CEO Michael Clarke, “The loss of subject wealth services personnel and related accounts enables a sharper focus of the organization on the go-forward strategy, closely aligning the marketing and delivery of wealth and banking services to a common target market. The leadership of Middleburg Investment Group and the expanded capabilities resulting from the merger are enhancing the client value proposition in a way that management expects will produce consistent and growing fee income in future periods.”

The net interest margin on a fully tax equivalent (non-GAAP) basis decreased to 3.86% from 3.97% when comparing third quarter to second quarter 2017. Third quarter net interest margin on a fully tax equivalent (non-GAAP) basis exclusive of the $1.2 million credit mark accretion for the acquired loan portfolio and the $19 thousand in liability discount amortization was 3.68% for the three months ended September 30, 2017.

Total assets were $2.9 billion at September 30, 2017, up from $2.8 billion at June 30, 2017 due mainly to growth in the interest-bearing balances of $70.3 million and loans held for investment portfolio of $40.3 million. Organic growth in loans held for investment was $42.7 million on a linked quarter basis due mainly to growth in commercial real estate.

Total deposits at September 30, 2017 were $2.3 billion, an increase of $99.0 million when compared to June 30, 2017. At September 30, 2017, non-interest bearing deposits, which represent 31.1% of the deposit portfolio, were $710.7 million, an increase of $50.2 million from the linked quarter. While non-interest bearing demand deposits remain the largest and most attractive source of funding for the Corporation, the combination of legacy Middleburg’s significant low cost interest-bearing demand deposits and legacy Access’ non-interest bearing demand deposits accounted for $1.2 billion or 52.6% of total deposits at September 30, 2017. Interest-bearing deposits totaled $1.6 billion at September 30, 2017, an increase of $48.8 million from the prior quarter. Brokered deposits as a percentage of the deposit portfolio decreased quarter over quarter, from 4.6% of the portfolio at June 30, 2017 to 3.1% at September 30, 2017. The go-forward strategy places a high priority on the maintenance and expansion of core deposits, particularly high value demand deposit relationships.

Non-performing assets (“NPAs”) decreased to $7.8 million at September 30, 2017 from $9.0 million at June 30, 2017, representing 0.27% and 0.32% of total assets, respectively. Included in the NPAs total is $2.0 million in other real estate owned. The allowance for loan loss was $15.7 million and $14.7 million at September 30, 2017 and June 30, 2017, respectively, and represented 0.80% and 0.76% of total loans held for investment at September 30, 2017 and June 30, 2017, respectively. The remaining credit and fair value marks on the loans acquired in the merger totaled $13.1 million at September 30, 2017.

Tangible book value2 per common share increased from $11.32 at June 30, 2017 to $11.64 at September 30, 2017. The tangible common equity ratio for Access National Corporation and its subsidiary bank was 8.85% at September 30, 2017, within the Corporation’s target range of 8.00% to 10.50%.

Access National Corporation is the parent company of Access National Bank and Middleburg Investment Group serving Northern and Central Virginia. Additional information is available on our website at www.AccessNationalBank.com. Shares of Access National Corporation are traded on the NASDAQ Global Market under the symbol "ANCX".

Forward-Looking Statements

The information presented herein contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding expectations or predictions of future financial or business performance or conditions. Forward-looking statements may be identified by words such as "may," "could," "will," "expect," "believe," "anticipate," "forecast," "intend," "plan," "prospects," "estimate," "potential," or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements in this report may include, but are not limited to, statements about projected impacts of and financial results generated by the merger of Access and Middleburg Financial Corporation (“Middleburg”). Forward-looking statements speak only as of the date they are made and Access assumes no duty to update forward-looking statements.

In addition to factors previously disclosed in Access's reports filed with the SEC and those identified elsewhere in this release, the following factors, among others, could cause actual results to differ materially from the results expressed in or implied by forward-looking statements and historical performance: changes in asset quality and credit risk; changes in interest rates and capital markets; the introduction, timing and success of business initiatives; competitive conditions; and the inability to recognize cost savings or revenues or to implement integration plans associated with the merger of Access and Middleburg.

______________
[1]	Non-GAAP financial information. See “Reconciliation of Non-GAAP Financial Measures” at end of release.
[2]	Non-GAAP financial information. See “Reconciliation of Non-GAAP Financial Measures” at end of release.

Access National Corporation
Consolidated Balance Sheet

	September 30,	December 31,	September 30,
	2017	2016	2016
(In Thousands Except for Share and Per Share Data)	(Unaudited)	(Audited)	(Unaudited)

ASSETS

Cash and due from banks	$12,774	$9,186	$14,109

Interest-bearing balances and federal funds sold	117,159	81,873	67,801

Investment securities:
Available-for-sale, at fair value	395,040	194,090	190,265
Held-to-maturity, at amortized cost (fair value of $16,416, $9,293 and $9,475)	15,778	9,200	9,214
Total investment securities	410,818	203,290	199,479

Restricted Stock, at amortized cost	14,447	10,092	6,309

Loans held for sale - at fair value	26,234	35,676	70,998

Loans held for investment net of allowance for loan losses of $15,692, $16,008 and $14,696, respectively	1,953,968	1,033,690	951,849

Premises, equipment and land, net	26,400	7,084	6,875

Goodwill and intangible assets	182,156	1,833	1,845

Other assets	129,113	47,984	43,573

Total assets	$2,873,069	$1,430,708	$1,362,838

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Noninterest-bearing deposits	$710,691	$362,036	$409,558

Interest-bearing demand deposits	490,759	126,189	134,858

Savings and interest-bearing deposits	658,799	314,396	302,007

Time deposits	425,963	251,706	268,630

Total deposits	2,286,212	1,054,327	1,115,053

Short-term borrowings	79,527	186,009	41,336

Long-term borrowings	60,000	60,000	75,000

Trust preferred debentures	3,863	-	-

Other liabilities and accrued expenses	23,294	9,842	10,118

Total Liabilities	2,452,896	1,310,178	1,241,507

SHAREHOLDERS' EQUITY
Common stock $0.835 par value; 60,000,000 authorized; issued and outstanding, 20,449,738, 10,636,242 and 10,610,279, respectively	17,076	8,881	8,860

Additional paid in capital	305,682	21,779	21,159

Retained earnings	98,607	91,439	90,026

Accumulated other comprehensive income (loss), net	(1,192)	(1,569)	1,286

Total shareholders' equity	420,173	120,530	121,331

Total liabilities and shareholders' equity	$2,873,069	$1,430,708	$1,362,838

Access National Corporation
Consolidated Statement of Operations

	Three Months Ended		Nine Months Ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
(In Thousands Except for Share and Per Share Data)	(unaudited)		(unaudited)

INTEREST INCOME
Interest and fees on loans	$24,306	$11,647	$60,251	$33,877

Interest on federal funds sold and bank balances	394	98	746	264

Interest and dividends on securities	2,992	1,033	7,388	2,954
Total interest income	27,692	12,778	68,385	37,095

INTEREST EXPENSE
Interest on deposits	2,639	1,349	6,560	3,774

Interest on other borrowings	459	286	1,366	867
Total interest expense	3,098	1,635	7,926	4,641
Net interest income	24,594	11,143	60,459	32,454

Provision for loan losses	900	750	3,200	870
Net interest income after provision for loan losses	23,694	10,393	57,259	31,584

NONINTEREST INCOME
Service charges and fees	560	249	1,509	748

Gain on sale of loans	5,594	8,316	14,985	19,419

Other Income	2,369	120	6,917	4,510
Total noninterest income	8,523	8,685	23,411	24,677

NONINTEREST EXPENSE
Salaries and benefits	11,100	8,208	31,800	24,283

Occupancy and equipment	3,019	768	5,820	2,278

Other operating expense	8,674	3,193	23,594	9,040
Total noninterest expense	22,793	12,169	61,214	35,601
Income before income tax	9,424	6,909	19,456	20,660

Income tax expense	2,422	2,484	6,001	7,262
NET INCOME	7,002	4,425	13,455	13,398

Earnings per common share:
Basic	$0.34	$0.42	$0.77	$1.27
Diluted	$0.34	$0.41	$0.77	$1.26

Average outstanding shares:
Basic	20,409,696	10,595,599	17,156,521	10,575,088
Diluted	20,508,875	10,689,167	17,273,367	10,644,897

Performance and Capital Ratios

	Three Months	Three Months	Three Months	Nine Months	Nine Months	Twelve Months
	Ended	Ended	Ended	Ended	Ended	Ended
	September 30,	June 30,	March 31,	September 30,	September 30,	December 31,
(Dollars In Thousands)	2017	2017	2017	2017	2016	2016

Return on average assets (annualized)	0.96%	0.55%	0.74%	0.75%	1.41%	1.27%
Return on average equity (annualized)	6.69%	3.73%	8.57%	4.72%	15.56%	14.11%
Return on average tangible equity (annualized) (1)	11.89%	6.73%	8.70%	6.96%	15.81%	14.33%
Net interest margin - fully tax equivalent basis (1)	3.86%	3.97%	3.52%	3.91%	3.55%	3.55%
Net interest margin	3.76%	3.91%	3.46%	3.84%	3.54%	3.52%
Efficiency ratio - Bank only	57.56%	59.23%	53.26%	57.41%	50.48%	49.59%
Total average equity to earning assets	16.00%	16.68%	8.99%	18.10%	9.38%	9.36%
Tangible common equity ratio (1)	8.85%	8.97%	8.65%	8.85%	8.78%	8.31%

Averages
Assets	$2,922,105	$2,789,088	$1,401,652	$2,396,103	$1,267,482	$1,288,582
Loans held for investment	2,002,842	1,896,824	1,052,167	1,614,893	922,821	939,837
Loans held for sale	28,734	28,254	24,461	27,165	47,935	47,060
Interest-bearing deposits & federal funds sold	136,222	121,572	64,628	103,360	69,860	67,457
Investment securities	437,628	422,792	209,533	343,360	184,479	189,585
Earning assets	2,617,443	2,471,036	1,353,360	2,101,947	1,223,798	1,242,923
Interest-bearing deposits	1,566,286	1,523,997	761,075	1,257,364	648,844	662,271
Total deposits	2,277,759	2,163,567	1,096,309	1,810,139	998,183	1,021,624
Repurchase agreements & federal funds purchased	58,149	53,949	28,369	46,209	15,433	16,270
FHLB short term borrowings	59,697	57,824	86,200	67,774	58,467	56,522
FHLB long-term borrowings	82,790	79,892	59,556	73,040	71,332	68,525
Trust Preferred debt	3,029	3,824	-	2,289	-	-
Equity	$418,678	$412,146	$121,724	$380,378	$114,838	$116,296
Tangible equity (1)	$235,526	$228,480	$119,896	$257,919	$112,973	$114,437

Allowance for loan losses	$15,692	$14,671	$13,727	$15,692	$14,696	$16,008
Allowance for loan losses/loans held for investment	0.80%	0.76%	1.28%	0.80%	1.52%	1.53%
Remaining fair value marks on purchased performing loans	$12,444	$13,584	NA	$12,444	NA	NA
Purchased credit impaired loans	$5,184	$7,237	NA	$5,184	NA	NA
Remaining fair value marks on purchased credit impaired loans	$694	$2,296	NA	$694	NA	NA
Total NPA	$7,817	$8,954	$5,244	$7,817	$5,845	$6,922
NPA to total assets	0.27%	0.32%	0.37%	0.27%	0.43%	0.48%

Mortgage loan originations and brokered loans	$107,706	$116,958	$94,500	$319,164	$429,418	$544,866
Gain on sale of mortgage loans net hedging activity	$5,371	$10,792	$3,416	$14,208	$16,936	$23,835
Allowance for losses on mortgage loans sold	$987	$1,029	$1,029	$987	$1,029	$1,029

Wealth Services segment - assets under management	$1,935,780	$1,927,629	$676,865	$1,935,780	$655,000	$667,300

Book value per common share	$20.55	$20.36	$11.40	$20.55	$11.44	$11.33

Tangible book value per common share (1)	$11.64	$11.32	$11.23	$11.64	$11.26	$11.16

(1) Non-GAAP financial information. See "Reconciliation of Non-GAAP Financial Measures" at end of release.

Composition of Loan Portfolio

	September 30, 2017		June 30, 2017		March 31, 2017		December 31, 2016		September 30, 2016
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total

Commercial real estate - owner occupied	$443,128	22.50%	$401,853	20.84%	$262,431	24.46%	$250,440	23.87%	$238,224	24.65%
Commercial real estate - non-owner occupied	435,181	22.09	377,037	19.55	205,452	19.15	184,688	17.59	174,342	18.04
Residential real estate	512,621	26.03	525,649	27.26	212,007	19.76	204,413	19.47	202,605	20.96
Commercial	449,450	22.82	476,055	24.69	294,451	27.45	311,486	29.67	264,794	27.40
Real estate construction	104,193	5.29	124,186	6.44	91,614	8.54	91,822	8.75	79,621	8.24
Consumer	25,087	1.27	23,565	1.22	6,836	0.64	6,849	0.65	6,959	0.71
Total loans	$1,969,660	100.00%	$1,928,345	100.00%	$1,072,791	100.00%	$1,049,698	100.00%	$966,545	100.00%
Less allowance for loan losses	15,692		14,671		13,727		16,008		14,696
	$1,953,968		$1,913,674		$1,059,064		$1,033,690		$951,849

Composition of Deposits

	September 30, 2017		June 30, 2017		March 31, 2017		December 31, 2016		September 30, 2016
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total

Demand deposits	$710,691	31.09%	$660,481	30.20%	$376,674	32.56%	$362,036	34.34%	$409,558	36.73%
Interest-bearing demand deposits	480,620	21.02	454,675	20.79	141,981	12.27	126,189	11.97	124,856	11.20
Savings and money market	616,596	26.97	562,581	25.72	284,182	24.56	270,310	25.64	265,308	23.79
CDARS time deposits	37,836	1.65	39,746	1.82	41,369	3.58	34,290	3.25	36,948	3.31
CDARS/ICS non-maturity deposits	47,219	2.07	44,009	2.01	42,960	3.71	40,925	3.88	46,156	4.14
Brokered deposits	71,090	3.11	101,419	4.64	110,254	9.53	57,389	5.44	68,483	6.14
Time deposits	322,160	14.09	324,295	14.82	159,570	13.79	163,188	15.48	163,744	14.69
Total Deposits	$2,286,212	100.00%	$2,187,206	100.00%	$1,156,990	100.00%	$1,054,327	100.00%	$1,115,053	100.00%

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Three Months Ended

	September 30, 2017			September 30, 2016
	Average	Income /	Yield /	Average	Income /	Yield /
(Dollars In Thousands)	Balance	Expense	Rate	Balance	Expense	Rate

Assets:
Interest-earning assets:
Securities	$449,645	$2,992	2.66%	$191,794	$1,033	2.15%
Loans held for sale	28,734	299	4.16%	63,667	574	3.61%
Loans(1)	2,002,842	24,007	4.79%	947,622	11,073	4.67%
Interest-bearing balances and federal funds sold	136,222	394	1.16%	72,680	98	0.54%
Total interest-earning assets	2,617,443	27,692	4.23%	1,275,763	12,778	4.01%
Noninterest-earning assets:
Cash and due from banks	36,260			13,251
Premises, land and equipment	30,382			6,819
Other assets	253,424			42,642
Less: allowance for loan losses	(15,404)			(13,964)
Total noninterest-earning assets	304,662			48,748
Total Assets	$2,922,105			$1,324,511

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$483,370	$412	0.34%	$137,387	$127	0.37%
Money market deposit accounts	435,241	821	0.75%	224,548	257	0.46%
Savings accounts	199,109	90	0.18%	37,892	47	0.50%
Time deposits	448,566	1,316	1.17%	277,014	918	1.33%
Total interest-bearing deposits	1,566,286	2,639	0.67%	676,841	1,349	0.80%
Borrowings:
FHLB short-term borrowings and subordinated debt	62,726	242	1.54%	38,043	69	0.73%
Securities sold under agreements to repurchase and federal funds purchased	58,149	16	0.11%	14,881	4	0.11%
FHLB long-term borrowings	82,790	201	0.97%	75,000	213	1.14%
Total borrowings	203,665	459	0.90%	127,924	286	0.89%
Total interest-bearing deposits and borrowings	1,769,951	3,098	0.70%	804,765	1,635	0.81%
Noninterest-bearing liabilities:
Demand deposits	711,474			390,997
Other liabilities	22,002			10,095
Total liabilities	2,503,427			1,205,857
Shareholders' Equity	418,678			118,654
Total Liabilities and Shareholders' Equity	$2,922,105			$1,324,511

Interest Spread(2)			3.53%			3.19%

Net Interest Margin(3)		$24,594	3.76%		$11,143	3.49%

(1) Loans placed on nonaccrual status are included in loan balances.
(2) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3) Net interest margin is net interest income, expressed as a percentage of average earning assets.

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Nine Months Ended

	September 30, 2017			September 30, 2016
	Average	Income /	Yield /	Average	Income /	Yield /
(Dollars In Thousands)	Balance	Expense	Rate	Balance	Expense	Rate

Assets:
Interest-earning assets:
Securities	$354,529	$7,388	2.78%	$183,182	$2,954	2.15%
Loans held for sale	27,165	846	4.15%	47,935	1,355	3.77%
Loans(1)	1,614,893	59,405	4.90%	922,821	32,522	4.70%
Interest-bearing balances and federal funds sold	105,360	746	0.94%	69,860	264	0.50%
Total interest-earning assets	2,101,947	68,385	4.34%	1,223,798	37,095	4.04%
Noninterest-earning assets:
Cash and due from banks	21,552			12,493
Premises, land and equipment	21,692			6,782
Other assets	265,578			38,142
Less: allowance for loan losses	(14,666)			(13,733)
Total noninterest-earning assets	294,156			43,684
Total Assets	$2,396,103			$1,267,482

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$352,647	$910	0.34%	$131,859	$360	0.36%
Money market deposit accounts	352,525	1,644	0.62%	185,839	522	0.37%
Savings accounts	146,773	392	0.36%	35,047	137	0.52%
Time deposits	405,419	3,614	1.19%	296,099	2,755	1.24%
Total interest-bearing deposits	1,257,364	6,560	0.70%	648,844	3,774	0.78%
Borrowings:
FHLB short-term borrowings and subordinated debt	70,063	739	1.41%	58,467	280	0.64%
Securities sold under agreements to repurchase and federal funds purchased	46,209	58	0.17%	15,433	11	0.10%
FHLB long-term borrowings	73,040	569	1.04%	71,332	576	1.08%
Total borrowings	189,312	1,366	0.96%	145,232	867	0.80%
Total interest-bearing deposits and borrowings	1,446,676	7,926	0.73%	794,076	4,641	0.78%
Noninterest-bearing liabilities:
Demand deposits	552,775			349,339
Other liabilities	16,274			9,229
Total liabilities	2,015,725			1,152,644
Shareholders' Equity	380,378			114,838
Total Liabilities and Shareholders' Equity	$2,396,103			$1,267,482

Interest Spread(2)			3.61%			3.26%

Net Interest Margin(3)		$60,459	3.84%		$32,454	3.54%

(1) Loans placed on nonaccrual status are included in loan balances.
(2) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3) Net interest margin is net interest income, expressed as a percentage of average earning assets.

Segment Reporting

Three Months Ended	Commercial	Mortgage	Trust & Wealth			Consolidated
September 30, 2017	Banking	Banking	Management	Other	Eliminations	Totals
	(In Thousands)
Revenues:
Interest income	$27,429	$299	$4	$5	$(45)	$27,692
Gain on sale of loans	-	5,594	-	-	-	5,594
Other revenues	1,977	(740)	1,617	312	(237)	2,929
Total revenues	29,406	5,153	1,621	317	(282)	36,215

Expenses:
Interest expense	3,072	(25)	-	96	(45)	3,098
Salaries and employee benefits	7,334	2,898	868	-	-	11,100
Other expenses	8,724	1,149	1,850	1,107	(237)	12,593
Total operating expenses	19,130	4,022	2,718	1,203	(282)	26,791

Income (loss) before income taxes	$10,276	$1,131	$(1,097)	$(886)	$-	$9,424

Total assets	$2,810,037	$26,485	$41,002	$19,756	$(24,211)	$2,873,069

Three Months Ended	Commercial	Mortgage	Wealth			Consolidated
September 30, 2016	Banking	Banking	Management	Other	Eliminations	Totals
	(In Thousands)
Revenues:
Interest income	$12,531	$574	$-	$5	$(332)	$12,778
Gain on sale of loans	-	8,316	-	-	-	8,316
Other revenues	682	(1,060)	773	289	(315)	369
Total revenues	13,213	7,830	773	294	(647)	21,463

Expenses:
Interest expense	1,640	261	-	66	(332)	1,635
Salaries and employee benefits	3,977	3,664	567	-	-	8,208
Other expenses	2,578	1,491	233	724	(315)	4,711
Total operating expenses	8,195	5,416	800	790	(647)	14,554

Income (loss) before income taxes	$5,018	$2,414	$(27)	$(496)	$-	$6,909

Total assets	$1,290,518	$74,195	$2,894	$18,420	$(23,189)	$1,362,838

Segment Reporting

Nine Months Ended	Commercial	Mortgage	Trust & Wealth			Consolidated
September 30, 2017	Banking	Banking	Management	Other	Eliminations	Totals
	(In Thousands)
Revenues:
Interest income	$67,740	$846	$7	$17	$(225)	$68,385
Gain on sale of loans	-	14,985	-	-	-	14,985
Other revenues	4,445	(306)	4,195	975	(883)	8,426
Total revenues	72,185	15,525	4,202	992	(1,108)	91,796

Expenses:
Interest expense	7,796	18	-	337	(225)	7,926
Salaries and employee benefits	19,992	9,122	2,686	-	-	31,800
Other expenses	20,173	3,246	2,541	7,537	(883)	32,614
Total operating expenses	47,961	12,386	5,227	7,874	(1,108)	72,340

Income (loss) before income taxes	$24,224	$3,139	$(1,025)	$(6,882)	$-	$19,456

Total assets	$2,810,037	$26,485	$41,002	$19,756	$(24,211)	$2,873,069

Nine Months Ended	Commercial	Mortgage	Wealth			Consolidated
September 30, 2016	Banking	Banking	Management	Other	Eliminations	Totals
	(In Thousands)
Revenues:
Interest income	$36,379	$1,355	$-	$15	$(654)	$37,095
Gain on sale of loans	-	19,419	-	-	-	19,419
Other revenues	2,908	53	2,269	978	(950)	5,258
Total revenues	39,287	20,827	2,269	993	(1,604)	61,772

Expenses:
Interest expense	4,656	439	-	200	(654)	4,641
Salaries and employee benefits	12,065	10,563	1,655	-	-	24,283
Other expenses	6,285	4,127	783	1,943	(950)	12,188
Total operating expenses	23,006	15,129	2,438	2,143	(1,604)	41,112

Income (loss) before income taxes	$16,281	$5,698	$(169)	$(1,150)	$-	$20,660

Total assets	$1,290,518	$74,195	$2,894	$18,420	$(23,189)	$1,362,838

Reconciliation of Non-GAAP Financial Measures

The press release contains certain financial information determined by methods other than in accordance with generally accepted accounting policies in the United States (GAAP). These non-GAAP financial measures are “tangible book value per common share”, “tangible common equity ratio”, and “net interest margin on a fully tax equivalent basis.” This non-GAAP disclosure has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of the Corporation’s results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies. Our management uses these non-GAAP measures in its analysis of our performance because it believes these measures are material and will be used as a measure of our performance by investors.

	Three Months	Three Months	Three Months	Nine Months	Nine Months	Twelve Months
	Ended	Ended	Ended	Ended	Ended	Ended
	September 30,	June 30,	March 31,	September 30,	September 30,	December 31,
(Dollars In Thousands)	2017	2017	2017	2017	2016	2016

Book value per common share	$20.55	$20.36	$11.40	$20.55	$11.44	$11.33
Effect of intangible assets	$(8.91)	$(9.04)	$(0.17)	$(8.91)	$(0.18)	$(0.17)
Tangible book value per common share	$11.64	$11.32	$11.23	$11.64	$11.26	$11.16

Common equity ratio	14.62%	15.05%	8.77%	14.62%	8.90%	8.42%
Effect of intangible assets	-5.77%	-6.08%	-0.12%	-5.77%	-0.12%	-0.11%
Tangible common equity ratio	8.85%	8.97%	8.65%	8.85%	8.78%	8.31%

Net interest margin	3.76%	3.91%	3.46%	3.84%	3.54%	3.52%
Effect of tax exempt securities and loans	0.10%	0.06%	0.06%	0.07%	0.01%	0.03%
Net interest margin - fully tax equivalent basis	3.86%	3.97%	3.52%	3.91%	3.55%	3.55%

Return on average equity	6.69%	3.73%	8.57%	4.72%	15.56%	14.11%
Effect of intangible assets	5.20%	3.00%	0.13%	2.24%	0.25%	0.22%
Return on average tangible equity	11.89%	6.73%	8.70%	6.96%	15.81%	14.33%

Average equity	$418,678	$412,146	$121,724	$380,378	$114,838	$116,296
Effect of average intangible assets	$183,152	$183,666	$1,828	$122,459	$1,865	$1,859
Average tangible equity	$235,526	$228,480	$119,896	$257,919	$112,973	$114,437

CONTACT:
Access National Corporation
Michael Clarke, 703-871-2100